Accounts Receivable	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
Accounts Receivable

7.Accounts Receivable

Accounts receivable, current and non-current, mainly represent amounts due from customers for 1) sales of Solar PV projects; 2) rendering of EPC services; 3) supply of electricity under power supply agreements (“PPA”); and 4) sales of solar PV related components.

The allowance for doubtful accounts is provided against gross accounts receivable balances based on the Group’s best estimate of the amount of probable credit losses in the Group’s accounts receivable. The Group grants credit terms to credit-worthy customers. Terms vary per contract terms and range from 30 to 90 days. Contractually, the Group may charge interest for extended payment terms and require collateral. The Group regularly monitors and assesses the risk of not collecting amounts owed by customers. This evaluation is based upon a variety of factors, including an analysis of amounts current and past due along with relevant history and facts particular to the customer. The Group does not have any off-balance-sheet credit exposure related to its customers.

The movements of allowance for doubtful accounts are as follows:

	2015	2014	2013
Balance as at January 1	$766	$5,887	$393
Addition	36,468	—	9,303
Written off	(616)	(2,142)	(3,809)
Written back	(65)	(2,979)	—

Balance as at December 31	$36,553	$766	$5,887

The ageing of accounts receivable as of December 31, 2015 and 2014, prepared based on credit period offered, consisted of the followings:

	December 31, 2015			December 31, 2014
	Gross	Allowance	Net	Gross	Allowance	Net
Current	26,054	(60)	25,994	22,670	(16)	22,654
0-90 days past due	65,737	(22,664)	43,073	—	—	—
91-180 days past due	3,488	—	3,488	—	—	—
181-365 days past due	582	—	582	—	—	—
over 1 year past due	14,075	(13,829)	246	750	(750)	—

Total	$109,936	$(36,553)	$73,383	$23,420	$(766)	$22,654

Included in the current receivable balances arising from EPC services as at December 31, 2015 were $12,964 due from Xinyu Realforce Energy Co., Ltd. (“Realforce”). In the second half of 2014, the Group entered into an EPC contract with Realforce, a customer in the PRC, to construct a 21MW rooftop PV station. The construction of the PV station was completed prior to December 31, 2014. In April 2015, Realforce entered into a sales and leaseback arrangement with the Group for the purpose of settling part of the outstanding receivable arising from the EPC contract. At that time, the outstanding receivable balances due from Realforce amounted to $23,770. Pursuant to the sales and leaseback arrangement, Realforce sold the Group certain solar PV components installed in the 21MW rooftop PV station at their fair value of $10,806 and immediately leased them back over a 10-year period with annual interest rate of 10% under a finance lease contract. As a result of the above arrangement, the Group reduced the receivable balance due from Realforce by the fair value of the solar PV components of $10,806 and recognized a finance lease receivable of $10,806 due from Realforce. As of December 31, 2015, $712 and $9,952 were recorded as current and noncurrent finance lease receivables respectively. No gain or loss was recognized in the consolidated statement of operation in relation to the above settlement through sales and leaseback arrangement. As at December 31, 2015, accounts receivable balances due from Realforce amounted to $12,964. 100% equity interests in Realforce were pledged to the Group to secure its repayment obligations under the finance lease contract and the outstanding accounts receivable balances. On February 23, 2016, the Group and Realforce has reached another sales and leaseback arrangement to settle the outstanding receivable of $12,350.

As of December 31, 2015, bad debt allowance of $35,628 and $925 had been recognized for the accounts receivable of $75,950 arose from EPC service revenue and of $33,986 arose from other revenues respectively on the basis of their expected recoverable amount of these receivables. Corresponding constructed PV systems have been pledged to the Group to secure the customers’ payment obligation pursuant to the EPC contracts.